Exhibit 10.2

AMENDMENT #1 TO THE SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT #1 TO THE SECURITIES PURCHASE AGREEMENT (the “Amendment”) is entered into on May 22, 2024 (the “Effective Date”), by and between Safe and Green Development Corporation, a Delaware corporation (the “Company”), and Peak One Opportunity Fund, L.P., a Delaware limited partnership (the “Holder”) (collectively the “Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain securities purchase agreement originally entered into by the Company to the Holder on April 29, 2024 (the “Agreement”); and

B. The Company and Holder desire to amend the Agreement as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

2. The reference to “sixty (60) calendar days” in Section 6(b) of the Agreement shall be replaced with “twenty (20) calendar days”.

3. The reference to “At any time after sixty (60) calendar days following the Second Closing Date” in Section 6(c) of the Agreement shall be replaced with “At any time after twenty (20) calendar days following the Second Closing Date (unless waived by the Holder)”.

4. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Agreement. Except as specifically modified hereby, all of the provisions of the Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

Safe and Green Development Corporation		Peak One Opportunity Fund, L.P.

By:	/s/ Nicolai Brune	By:	Peak One Investments, LLC
Name:	Nicolai Brune		its General Partner
Title:	Chief Financial Officer
		By:	/s/ Jason Goldstein
		Name:	Jason Goldstein
		Title:	Managing Member